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                                                                    Exhibit 10.7
















                                CORTLAND SAVINGS BANK
                                 401(k) SAVINGS PLAN
                               In RSI Retirement Trust


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                                  TABLE OF CONTENTS

Article        Title                                                Page

               Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . 1

Article I      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Article II     Eligibility and Participation

               2.1  Eligibility. . . . . . . . . . . . . . . . . . . . . . . .10
               2.2  Ineligible Employees . . . . . . . . . . . . . . . . . . .10
               2.3  Participation. . . . . . . . . . . . . . . . . . . . . . .10
               2.4  Termination of Participation . . . . . . . . . . . . . . .10
               2.5  Eligibility upon Reemployment. . . . . . . . . . . . . . .11

Article III    Contributions and Limitations on Contributions

               3.1  Basic Contributions. . . . . . . . . . . . . . . . . . . .11
               3.2  Limitation on Basic Contributions. . . . . . . . . . . . .11
               3.3  Changes in Basic Contributions . . . . . . . . . . . . . .12
               3.4  Matching Contributions . . . . . . . . . . . . . . . . . .13
               3.5  Special Contributions. . . . . . . . . . . . . . . . . . .14
               3.6  Cessation of Contributions . . . . . . . . . . . . . . . .14
               3.7  Limitation on Matching Contributions . . . . . . . . . . .14
               3.8  Aggregate Limit; Multiple Use of Alternative Limitation. .15
               3.9  Interest on Excess Contributions . . . . . . . . . . . . .16
               3.10 Payment of Contributions to the Trust and the
                    Separate Agency. . . . . . . . . . . . . . . . . . . . . .17
               3.11 Rollover Contributions . . . . . . . . . . . . . . . . . .17
               3.12 Section 415 Limits on Contributions. . . . . . . . . . . .18

Article IV          Vesting and Forfeitures

               4.1  Vesting. . . . . . . . . . . . . . . . . . . . . . . . . .20
               4.2  Forfeitures. . . . . . . . . . . . . . . . . . . . . . . .21
               4.3  Vesting upon Reemployment. . . . . . . . . . . . . . . . .22

Article V      Trust Fund and Separate Assets

               5.1  Trust Fund and Separate Assets . . . . . . . . . . . . . .23
               5.2  Investment Accounts. . . . . . . . . . . . . . . . . . . .23
               5.3  Interim Investments. . . . . . . . . . . . . . . . . . . .24


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               5.4  Account Values . . . . . . . . . . . . . . . . . . . . . .24
               5.5  Voting Rights. . . . . . . . . . . . . . . . . . . . . . .25

Article        Title                                               Page

               5.6. Tender Offers and Other Offers . . . . . . . . . . . . . .25
               5.7  Dissenters' Rights . . . . . . . . . . . . . . . . . . . .26
               5.8  Separate Assets. . . . . . . . . . . . . . . . . . . . . .27
               5.9  Power to Invest in Employer Securities . . . . . . . . . .27

Article VI Investment Directions, Changes of Investment Directions and Transfers Between Investment Accounts

               6.1  Investment Directions. . . . . . . . . . . . . . . . . . .27
               6.2  Change of Investment Directions. . . . . . . . . . . . . .27
               6.3  Transfers Between Investment Accounts. . . . . . . . . . .28
               6.4  Employees Other than Participants. . . . . . . . . . . . .28
               6.5  Restrictions on Investments in the Employer Stock Fund
                    for Certain Participants . . . . . . . . . . . . . . . . .29

Article VII         Payment of Benefits

               7.1  General. . . . . . . . . . . . . . . . . . . . . . . . . .29
               7.2  Non-Hardship Withdrawals . . . . . . . . . . . . . . . . .30
               7.3  Hardship Distributions . . . . . . . . . . . . . . . . . .30
               7.4  Distribution of Benefits Following Retirement or
                    Termination of Service . . . . . . . . . . . . . . . . . .33
               7.5  Payments Upon Retirement or Disability . . . . . . . . . .34
               7.6  Payments Upon Termination of Service for Reasons
                    Other Than Retirement or Disability. . . . . . . . . . . .35
               7.7  Payments Upon Death. . . . . . . . . . . . . . . . . . . .35
               7.8  Direct Rollover of Eligible Rollover Distributions . . . .37
               7.9  Commencement of Benefits . . . . . . . . . . . . . . . . .38
               7.10 Manner of Payment of Distributions from the Employer
                    Stock Fund . . . . . . . . . . . . . . . . . . . . . . . .38

Article VIII        Loans to Participant

               8.1  Definitions and Conditions . . . . . . . . . . . . . . . .39
               8.2  Loan Amount. . . . . . . . . . . . . . . . . . . . . . . .39
               8.3  Term of Loan . . . . . . . . . . . . . . . . . . . . . . .39
               8.4  Operational Provisions . . . . . . . . . . . . . . . . . .39
               8.5  Repayments . . . . . . . . . . . . . . . . . . . . . . . .41
               8.6  Default. . . . . . . . . . . . . . . . . . . . . . . . . .42


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               8.7  Coordination of Outstanding Account and Payment
                    Of Benefits. . . . . . . . . . . . . . . . . . . . . . . .43



Article        Title                                                Page

Article IX     Administration
               9.1  General Administration of the Plan . . . . . . . . . . . .43
               9.2  Designation of Named Fiduciaries . . . . . . . . . . . . .43
               9.3  Responsibilities of Fiduciaries. . . . . . . . . . . . . .44
               9.4  Plan Administrator . . . . . . . . . . . . . . . . . . . .44
               9.5  Committee. . . . . . . . . . . . . . . . . . . . . . . . .45
               9.6  Powers and Duties of the Committee . . . . . . . . . . . .45
               9.7  Certification of Information . . . . . . . . . . . . . . .46
               9.8  Authorization of Benefit Payments. . . . . . . . . . . . .46
               9.9  Payment of Benefits to Legal Custodian . . . . . . . . . .46
               9.10 Service in More Than One Fiduciary Capacity. . . . . . . .47
               9.11 Payment of Expenses. . . . . . . . . . . . . . . . . . . .47
               9.12 Administration of Separate Assets. . . . . . . . . . . . .47

Article X      Benefit Claims Procedure

               10.1 Definition . . . . . . . . . . . . . . . . . . . . . . . .47
               10.2 Claims . . . . . . . . . . . . . . . . . . . . . . . . . .48
               10.3 Disposition of Claim . . . . . . . . . . . . . . . . . . .48
               10.4 Denial of Claim. . . . . . . . . . . . . . . . . . . . . .48
               10.5 Inaction by Plan Administrator . . . . . . . . . . . . . .48
               10.6 Right to Full Fair Review. . . . . . . . . . . . . . . . .48
               10.7 Time of Review . . . . . . . . . . . . . . . . . . . . . .49
               10.8 Final Decision . . . . . . . . . . . . . . . . . . . . . .49

Article XI     Amendment, Termination and Withdrawal

               11.1 Amendment and Termination. . . . . . . . . . . . . . . . .49
               11.2 Withdrawal from the Trust Fund . . . . . . . . . . . . . .50

Article XII    Top-Heavy Plan Provisions

               12.1 Introduction . . . . . . . . . . . . . . . . . . . . . . .50
               12.2 Definitions. . . . . . . . . . . . . . . . . . . . . . . .50
               12.3 Limit on Top-Heavy Earnings. . . . . . . . . . . . . . . .53
               12.4 Minimum Contributions. . . . . . . . . . . . . . . . . . .53


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               12.5 Impact on Section 415 Maximum Benefits . . . . . . . . . .54

Article XIII   Miscellaneous Provisions

               13.1 No Right to Continued Employment . . . . . . . . . . . . .55
               13.2 Merger, Consolidation, or Transfer . . . . . . . . . . . .55
               13.3 Nonalienation of Benefits. . . . . . . . . . . . . . . . .55

Article        Title                                               Page

               13.4 Missing Payee. . . . . . . . . . . . . . . . . . . . . . .55
               13.5 Affiliated Employers . . . . . . . . . . . . . . . . . . .55
               13.6 Successor Employer . . . . . . . . . . . . . . . . . . . .55
               13.7 Return of Employer Contributions . . . . . . . . . . . . .55
               13.8 Construction of Language . . . . . . . . . . . . . . . . .56
               13.9 Headings . . . . . . . . . . . . . . . . . . . . . . . . .56
               13.10     Governing Law . . . . . . . . . . . . . . . . . . . .56


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                                     INTRODUCTION

     Effective as of June 1, 1986, Cortland Savings Bank ("Employer") adopted the Cortland Savings Bank 401(k) Savings Plan in Retirement System for Savings Institutions ("Plan") and the Retirement System for Savings Institutions Agreement and Declaration of Trust ("Agreement").

     Effective as of January 1, 1987, the Plan is amended and restated in its entirety to comply with applicable laws. The amended and restated Plan shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Agreement, which are incorporated herein and made a part hereof.

     Effective as of August 1, 1990, Retirement System for Savings Institutions effectuated a reorganization through a transfer of its operating assets and business and certain intangible assets to subsidiaries of a newly organized corporation, Retirement System Group Inc., in exchange for shares of the common stock of such company and the spin-off of such company through the allocation of such shares to the affected organizations participating in the Trust on such date. Also effective as of August 1, 1990, (a) the Trust became known as the RSI Retirement Trust; and (b) all investment, advisory, administrative, distribution and consulting services previously performed by the Trustees are performed under contracts with the newly organized corporation and/or its subsidiaries, or such other servicing agencies as may be selected by the Trustees from time to time.

     The Plan shall constitute a profit-sharing plan within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code").

     Subject to any amendments that may subsequently be adopted by the Employer pursuant to Section 11.1, the provisions set forth in this Plan shall apply to any Employee who is in the employment of the Employer on or after January 1, 1987. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to January 1, 1987, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Plan as in effect on the date of the former participant's termination of employment.

     Effective July 9, 1991, Units of Investment Account RS were sold pursuant to the authority set forth in the Agreement and as of such date, Investment Account RS was terminated and the value of Units held on behalf of a Participant or Beneficiary in Investment Account RS was invested as if such amount was a contribution to be invested in accordance with Section 6.1.

     Effective as of the Conversion Date (the date of conversion of the Employer from mutual to stock ownership), the Employer adopted resolutions which (i) added an investment fund to the Plan consisting of common stock of CNY Financial Corporation and (ii) established the Plan as a Plan of Partial Participation as defined under the Agreement. In conjunction with such resolutions, the Employer adopted a Separate Agreement to provide for the investment of such common stock and designated a Separate Agency to act as trustee/custodian of such Separate Assets.

     The Employer has established, and from time to time amended, the Plan with the intention that (a) the Plan shall at all times be qualified under
Section 401(a) of the Code, (b) the Agreement and the Separate Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the

                                         -1-

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Plan, the Agreement and the Separate Agreement shall be construed to effectuate such intentions.


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                                      ARTICLE I
                                     Definitions

     The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.

     1.1 Accounts means the Basic Contribution Account (including Special Contributions, if any), Matching Contribution Account and Rollover Contribution Account established under the Plan on behalf of an Employee.

     1.2 Actual Contribution Percentage means the ratio (expressed as a percentage) of the Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. Commencing January 1, 1989, an Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of $200,000, adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, the amount of compensation taken into account for a Plan Year shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining compensation, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

     1.3 Actual Deferral Percentage means the ratio (expressed as a percentage) of the sum of Basic Contributions, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. Commencing January 1, 1989, an Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of $200,000, adjusted as prescribed by the Secretary of the Treasury under
Section 401(a)(17) of the Code. Commencing January 1, 1994, the amount of compensation taken into account for a Plan Year shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining compensation, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

     1.4 Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

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     1.5  Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.

     1.6 Agreement means the Retirement System for Savings Institutions Agreement and Declaration of Trust as amended and restated August 31, 1984, as amended from time to time. Commencing August 1, 1990, Agreement means the RSI Retirement Trust Agreement and Declaration of Trust as amended and restated August 1, 1990, as amended from time to time. The Agreement shall be incorporated herein and constitute a part of the Plan.

     1.7 Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

     1.8 Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

     1.9 Basic Contribution Account means the separate, individual account established on behalf of a Participant to which Basic Contributions and Special Contributions made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

     1.10 Basic Contributions means the contributions of the Employer made In accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

     1.11 Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.

     1.12 Board means the board of trustees, directors or other governing body of the Employer.

     1.13 Code means the Internal Revenue Code of 1986, as amended from time to time.

     1.14 Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).

     1.15 Company means CNY Financial Corporation or any successor organization.

     1.16 Compensation means the base compensation receivable by an Employee from the Employer for the calendar year prior to any reduction pursuant to a Compensation Reduction Agreement. Base compensation shall include salary, Basic Contributions, wages and wage continuation payments to an Employee who is absent due to illness or disability of a short-term nature, and exclude overtime, commissions, expense allowances, severance pay, fees, bonuses, contributions other than Basic Contributions made by the Employer to the Plan, and contributions made by the Employer to any other pension, insurance, welfare, or other employee benefit plan.

     For any Plan Year commencing on or after January 1, 1989, Compensation shall not exceed $200,000, adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, compensation shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation and the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

     1.17 Compensation Reduction Agreement means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof and the Employer agrees to contribute to the Trust, on behalf of such Eligible Employee, an amount equal to the specified reduction In Compensation.

     1.18 Conversion Date means the date of the conversion of the Employer from mutual to stock ownership.

     1.19 Disability means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.

     1.20 Early Retirement Date means the first day of any month coincident with or following the date the Participant completes a minimum of five (5) consecutive years of Credited Service, provided that (a) the Participant has attained age sixty (60) or (b) the Participant has completed thirty (30) or more years of Vested Service. For purposes of this Section 1.20, credited service and vested service mean credited service and vested service as defined in the Employer's defined benefit retirement plan.

     1.21 Effective Date means June 1, 1986.

     1.22 Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

     1.23 Employee means any person employed by the Employer.

     1.24 Employer means Cortland Savings Bank or any successor organization which shall continue to maintain the Plan set forth herein.

     1.25 Employer Resolutions means resolutions adopted by the Board.

     1.26 Employer Stock Fund means, commencing on the Conversion Date, the Separate Assets consisting of common stock of the Company which shall be maintained in an Investment Account established for such purpose.

     1.27 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

     1.28 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.29 Forfeitures means any amounts forfeited pursuant to Section 4.2 by a Participant whose Termination of Service occurs prior to such Participant's being fully vested in the Net Value of his Account.

     1.30 Hardship means the condition described in Section 7.3.

     1.31 Highly Compensated Employee means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

     (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made:

     (i) received compensation as defined under Section 414(q)(7) of the Code ("Section 414(q) Compensation") from the Employer of greater than $75,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

     (ii) received Section 414(q) Compensation from the Employer of greater than $50,000, adjusted as prescribed by the Secretary of the Treasury under
     Section 415(d) of the Code, and was a member of the top-paid group of Employees (as defined under Section 414(q)(4) of the Code) ("Top-Paid Group"), or

     (iii) was an officer (as determined in accordance with Section 414(q)(5) of the Code) of the Employer who received Section 414(q) Compensation from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or if no such officer of the Employer satisfied such compensation requirement, was the highest paid officer for such year, or

     (b) during the Plan Year for which a determination is being made, satisfies the requirements of subsection (a)(i), (ii) or (iii) above, determined without regard to "during the Plan Year immediately preceding the Plan Year for which a determination is made", and is a member of the group consisting of the one-hundred (100) Employees receiving the highest
     Section 414(q) Compensation from the Employer during such Plan Year ("Top 100 Employees"), or (c) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(3) of the Code.

     Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection
(a), (b) or (c) above during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).

     If, during either the Plan Year of the determination or the preceding Plan Year, an Employee is a Family Member of either (1) a five-percent owner (as defined under Section 414(q)(3) of the Code), or (2) a Highly Compensated Employee who is among the ten (10) highly compensated Employees receiving the highest Section 414(q) Compensation from the Employer during such Plan Year, the Section 414(q) Compensation and the Accounts of the Family Member shall be aggregated with the Section 414(q) Compensation and the Accounts of such Highly Compensated Employee and the Family Member and the Highly Compensated Employee shall be treated as a single Employee. For purposes of this Section 1.31, Family Member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee and the spouse of a lineal ascendant or descendant.

     The determination of the number and identity of Employees in the Top-Paid Group, the Top 100 Employees, and the number of Employees treated as officers shall be made in accordance with Section 414(q) of the Code and regulations promulgated thereunder by the Secretary of the Treasury.

     1.32 Hour of Service means each hour for which an Employee is paid or entitled to be paid by the Employer for the performance of duties.

     1.33 Investment Accounts means, prior to April 28, 1995, any and all of the investment accounts described in Section 5.2. Commencing April 28, 1995, Investment Accounts means any and all of the investment accounts established by Board resolution and presented to the Trustees, for the purpose of investing contributions made to the Plan Funds in accordance with the provisions of the Agreement or Separate Agreement, as applicable. The securities and other property in which contributions to the Investment Accounts of the Plan Funds may be invested shall be specified in the Agreement or the Separate Agreement, and the rights of the Trustees or Separate Agency shall be established in accordance with the provisions of such Agreement and Separate Agreement, respectively.

     1.34 Leased Employee means any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the Employer or any Affiliated Employer.
A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made in accordance with Section 414(n) of the Code and any and all Income Tax Regulations promulgated thereunder.

     1.35 Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions made on such Participant's behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

     1.36 Matching Contributions means the contributions made by the Employer pursuant to Section 3.4.

     1.37 Named Fiduciaries means the Trustees, the Committee and commencing on the Conversion Date, the Separate Agency and such other parties who are designated by the Employer to control and manage the operation and administration of the Plan.

     1.38 Net Value means the value of an Employee's Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.

     1.39 Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is neither a Highly Compensated Employee nor a family member as provided in Section 414(q)(6) of the Code.

     1.40 Normal Retirement Age means the date an Employee attains age sixty-five (65).

     1.41 Normal Retirement Date means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

     1.42 One Year Period of Severance means a twelve (12) consecutive month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service.

     Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     1.43 Participant means an Eligible Employee who, in accordance with the provisions of Section 2.3, has elected to participate in the Plan and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

     1.44 Period of Service means a period commencing with an Employee's Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service.

     Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.42 shall not be included in determining a Period of Service.

     A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

     (a) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one
     (1) year after such Termination of Service; or

     (b) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

     All Periods of Service not disregarded under Sections 2.5 and 4.3 shall be aggregated.

     Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by 365 and disregarding any fractional remainder.

     1.45 Plan means the Cortland Savings Bank 401(k) Savings Plan in Retirement System for Savings Institutions, as amended from time to time. Commencing August 1, 1990, the name of the Plan shall be the Cortland Savings Bank 401(k) Savings Plan in RSI Retirement Trust. Commencing on the Conversion Date, the Plan shall be a Plan of Partial Participation as defined under the Agreement.

     1.46 Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section ___.

     1.47 Plan Funds means the assets of the Plan held in the Trust Fund and Separate Assets held under any Separate Agreement.

     1.48 Plan Year means the calendar year.

     1.49 Postponed Retirement Date means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

     1.50 Qualified Nonelective Contributions means contributions, other than Matching Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are 100% nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:

     (i) the Participant's death, Disability or separation from service for other reasons;

     (ii) the Participant's attainment of age 59-1/2;

     (iii)termination of the Plan; or

     (iv) during Plan Years which commence prior to January 1, 1989, Hardship of the Participant determined in accordance with the provisions of Section 7.3.
     Special Contributions defined in Section 1.52 are Qualified Nonelective Contributions.

     1.51 Restatement Date means January 1, 1987.

     1.52 Retirement Date means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

     1.53 Rollover Contribution means a contribution to the Plan of money received by an Employee from a qualified plan which the Code permits to be rolled over into the Plan.

     1.54 Rollover Contribution Account means the separate, individual account established on behalf of an Employee to which his Rollover Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

     1.55 Separate Agency means a trustee or a custodian holding Plan Funds that maintains a Separate Agreement.

     1.56 Separate Agreement means the agreement between the Employer and a trustee or a custodian to provide for the investment in common stock of the Company. Such Separate Agreement shall be incorporated herein and constitute a part of the Plan.

     1.57 Separate Assets means assets of the Plan as described in Article V which are held other than under the Trust.

     1.58 Special Contributions means the contributions made by the Employer pursuant to Section 3.5. Special Contributions are Qualified Nonelective Contributions as defined in Section 1.50.

     1.59 Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

     1.60 Termination of Service means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's service is terminated for layoff or any other reason.

     Service in the Armed Forces of the United States shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (I) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (II) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (III) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States. A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.

     Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.42 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

     1.61 Trust means the trust established or maintained under the Agreement with respect to the Plan.

     1.62 Trust Fund means the assets held in accordance with the Agreement.

     1.63 Trustees means the Trustees of the Retirement System for Savings Institutions. Commencing August 1, 1990, Trustees means the Trustees of the RSI Retirement Trust.

     1.64 Units means the units of measure of an Employee's proportionate undivided beneficial interest in one or more of the Investment Accounts, valued as of the close of business.

     1.65 Valuation Date means each business day.

                                      ARTICLE II
                            Eligibility and Participation

     2.1  Eligibility
     (a) Every Employee who was a Participant in the Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

     (b)  Every other Employee who is not excluded under the provisions of
Section 2.2 shall become an Eligible Employee upon satisfying all of the following conditions:
          (i)  completion of a Period of Service of one (1) year;

          (ii) attainment of age twenty-one (21); and

          (iii)     classification as a salaried Employee.

     (c) For purposes of determining if an Employee completed a Period of Service of one (1) year, employment with an Affiliated Employer shall be deemed employment with the Employer.

     (d)  An employee who otherwise satisfied the requirements of this
Section 2.1 but who is excluded under the provisions of Section 2.2 shall become an Eligible Employee immediately upon classification as an Employee under the provisions of Section 2.1(b)(iii).

     2.2  Ineligible Employees
     The following classes of Employees are ineligible to participate in the
Plan:

     (a) Employees compensated on an hourly, daily, commission, fee, or retainer basis;

     (b)  Leased Employees;

     (c) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan; and

     (d)  Owner-Employees.  For purposes of this Section 2.2(d),
Owner-Employee means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which adopted the Plan.

     2.3  Participation

     Participation in the Plan is voluntary. An Eligible Employee may elect to participate as of the first day of any payroll period of any calendar month following satisfaction of the eligibility requirements set forth in
Section 2.1. Such election shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall

Include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section
6.1. By completing and filing such form, the Eligible Employee authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee's election to participate.

     2.4  Termination of Participation

     Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.

     2.5  Eligibility upon Reemployment

     If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.

     If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and:

     (a) if such Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to a One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or (ii) the aggregate number of such Employee's Periods of Service credited before his One Year Period of Severance. If such former Employee's Periods of Service prior to his One Year Period of Severance are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2. If such former Employee's Periods of Service prior to his One Year Period of Severance are not recredited under this
Section 2.5, such Employee must satisfy the eligibility requirements of
Section 2.1 as a new Employee;

     (b) if such Employee is vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to his One Year Period of Severance and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

                                     ARTICLE III

                    Contributions and Limitations on Contributions

     3.1  Basic Contributions

     The Employer shall make Basic Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.11, the amount of reduction authorized by the Eligible Employee shall not be less than 2% nor greater than 6%. Commencing January 1, 1997, subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall not be less than two percent (2%) nor greater than ten percent (10%). The Basic Contributions made on behalf of a Participant shall be credited to such Participant's Basic Contribution Account and shall be invested in accordance with Article VI of the Plan.

     3.2  Limitation on Basic Contributions

     (a) The percentage of Basic Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:

          (i) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by two (2); provided that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Commencing January 1, 1989, use of this alternative limitation shall be subject to the provisions of Income Tax Regulations Section 1.401(m)-2 regarding the multiple use of the alternative deferral tests set forth in Sections 401(k) and 401(m) of the Code.

     If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Basic Contributions for a Highly Compensated Employee shall be determined by "leveling" the highest Actual Deferral Percentage until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Actual Deferral Percentage of the Highly Compensated Employee with the
highest Actual Deferral Percentage to the extent required to:      (A)
enable the Average Actual Deferral Percentage limitations to be met, or

     (B) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.

     If Basic Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Basic Contribution Account no later than two and one-half (271/2) months after the close of such Plan Year.

     (b) Basic Contributions made on behalf of any Participant during any Plan Year shall not exceed $7,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code for Plan Years beginning after December 31, 1987. For Plan Years commencing after December 31, 1988, Basic Contributions and elective deferrals (as defined In Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer shall not exceed $7,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code.

     (c) If Basic Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth In subsection (b), such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the

Participant from his Basic Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.

     (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants In order to comply with the provisions of such subsections (a) and (b).

     3.3  Changes in Basic Contributions

     Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Basic Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Basic Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Basic Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Basic Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. Only twice in any Plan Year may an election be made which would prospectively increase, decrease, suspend or resume Basic Contributions made on behalf of a Participant.

     Notwithstanding the foregoing, a Participant who receives a Hardship distribution pursuant to Section 7.3(c)(iii) shall have his Compensation Reduction Agreement deemed null and void and all Basic Contributions made on behalf of such Participant shall be suspended until the later to occur of:
(i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Basic Contributions to be made on his behalf. Basic Contributions following a Hardship distribution made pursuant to Section 7.3(c)(iii) shall be subject to the following limitations:

     (A) Basic Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution shall not exceed the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's Basic Contributions for the taxable year of the Hardship distribution, and

     (B) the percentage of Basic Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of Basic Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution.

     Basic Contributions based an Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.

     3.4  Matching Contributions

     (a) The Employer shall, out of its current or accumulated earnings or profits, make contributions on behalf of each Participant in an amount equal to 50% of such Participant's Basic Contributions up to a maximum of 3% of the Participant's Compensation.

     Commencing January 1, 1989, the Employer shall make contributions on behalf of each Participant in an amount equal to 75% of such Participant's Basic Contributions up to a maximum of 4.5% of the Participant's Compensation.

     (b) Matching Contributions shall be credited to the Participant's Matching Contribution Account and shall be Invested in accordance with
Article VI, of the Plan.

     (c) If a Participant terminates his Basic Contributions, Matching Contributions attributable to such contributions will also cease. If Basic Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection (a), if Basic Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Basic Contributions had been suspended or decreased may not be made up at a later date.

     (d) Matching Contributions will be reviewed at least once during the Plan Year and may be modified by the Employer's Board.

     3.5  Special Contributions

     In addition to any other contributions, the Employer may, in its discretion, make Special Contributions for a Plan Year, to the Basic Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code.

     Prior to January 1, 1989, the Employer may provide that Special Contributions be made only on behalf of each Participant who (a) is a Non-Highly Compensated Employee, and (b) is a Participant with a Compensation Reduction Agreement in effect on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Participant's Basic Contributions for such Plan Year.

     Commencing January 1, 1989, the Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.

     Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special
Contributions.

     3.6  Cessation of Contributions

     If the Employer shall determine at any time that the current or accumulated earnings or profits of the Employer are insufficient to pay the full amount of contributions required under this Article III in a Plan Year, the Employer may reduce or cease, whichever is applicable, Matching Contributions.

     3.7  Limitation on Matching Contributions

     The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:

     (a) the Average Actual Contribution Percentage for the group of Eligible Employees who are

Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

     (b) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by two (2); provided that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Commencing January 1, 1989, use of this alternative limitation shall be subject to the provisions of Income Tax Regulations Section 1.401(m)-2 regarding the multiple use of the alternative deferral tests set forth in Sections 401(k) and 401(m) of the Code.

     If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by "leveling" the highest Actual Contribution Percentage until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage to the extent required to:

     (i) enable the Average Actual Contribution Percentage limitations to be met, or

     (ii) cause such Highly Compensated Employee's Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next highest Actual Contribution Percentage and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.

     If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.9, shall, to the extent vested, be characterized as Compensation payable to the Participant and any such vested Matching Contribution, including earnings thereon as determined under Section 3.9, shall be paid to the Participant from the applicable Account no later than two and one-half (2-1/2) months after the close of such Plan Year.

     In the event that the Plan satisfies the requirements of Section 410(b) of-the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with the Plan, then this Section 3.7 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

     3.8  Aggregate Limit; Multiple Use of Alternative Limitation
     Commencing January 1, 1989, multiple use of the alternative limitation in determining the Average Actual Deferral Percentage and Average Actual Contribution Percentage shall not be permitted.

     Multiple use of the alternative limitation occurs if, for the group of Eligible Employees who are Highly Compensated Employees, the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage exceeds the Aggregate Limit.

     For purposes of this Section 3.8, Aggregate Limit shall mean the greater of
(a) or (b), where (a) and (b) are as follows:

     (a)  the sum of:
          (i)  one hundred twenty-five percent (125%) of the greater of:

          (A) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; or

          (B) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; and

          (ii) two (2) plus the lesser of subsection (a)(i)(A) or (a)(i)(B), above. In no event shall this amount exceed two hundred percent (200%) of the lesser of subsection (a)(i)(A) or (a)(i)(B), above.

     (b)  the sum of:
          (i)  one hundred twenty-five percent (125%) of the lesser of:

     (A) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; or

     (B) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; and

          (ii) two (2) plus the greater of subsection (b)(i)(A) or (b)(i)(B), above. In no event shall this amount exceed two hundred percent (200%) of the greater of subsection (b)(i)(A) or (b)(i)(8), above.

     If multiple use of the alternative limitation occurs, the Average Actual Deferral Percentage for all Highly Compensated Employees under the Plan shall be reduced in accordance with the provisions of Income Tax Regulations
Section 1.401(m)-2(c).

     3.9  Interest on Excess Contributions

     In the event Basic Contributions and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.7 (Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.9.

     The earnings allocable to excess Basic Contributions and/or Special Contributions made on behalf of the Participant during the Plan Year beginning January 1, 1987 shall be equal to the amount of earnings attributable to the Participant's Basic Contribution Account for the Allocation Period multiplied by a fraction, the numerator of which is the excess Basic Contributions, and the denominator of which is the Net Value of the Participant's Basic Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

     The earnings allocable to excess Matching Contributions made on behalf of the Participant during the Plan Year beginning January 1, 1987 shall be equal to the amount of earnings attributable to the Participant's Matching Contribution Account for the Allocation Period multiplied by a fraction, the numerator of which is the excess Matching Contributions, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.


     Commencing January 1, 1988, the earnings allocable to excess Basic Contributions for an Allocation Period shall be equal to the sum of (a) plus
(b) where (a) and (b) are determined as follows:

          (a) The amount of earnings attributable to the Participant's Basic Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Basic Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Basic Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Basic Contribution Account on the Participant's behalf during such Plan Year.

          (b) The amount of earnings attributable to the Participant's Basic Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Basic Contributions and Special Contributions made to the Basic Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Basic Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

     Commencing January 1, 1988, the earnings allocable to excess Matching Contributions for an Allocation Period shall be equal to the sum of (A) and
(B) where (A) and (B) are determined as follows:

          (A) The amount of earnings attributable to the Participant's Matching Contribution account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant's behalf during such Plan Year.

          (B) The amount of earnings attributable to the Participant's Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

     3.10 Payment of Contributions to the Trust and the Separate Agency

     As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver (a) to the Trustees: (i) the Basic Contributions required to be made to the Trust during such payroll period under the applicable Compensation Reduction Agreements and (ii) the amount of all Matching Contributions required to be made to the Trust for such payroll period and (b) to the Separate Agency: (i) the Basic Contributions required to be made to the Separate Agency during such payroll period under the applicable Compensation Reduction Agreements and (ii) the amount of all Matching Contributions required to be made to the Separate Agency for such payroll period.

     Special Contributions to the Trust and to the Separate Agency shall be forwarded by the Employer to the Trustees and to the Separate Agency no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

     3.11 Rollover Contributions

     Subject to such terms and conditions as may from time to time be established by the Committee, the Trustees and the Separate Agency, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Plan Fund; provided, however, that (a) such Rollover Contribution does not constitute a direct or indirect transfer from (i) any defined benefit plan, (ii) any defined contribution plan subject to the funding standards of Section 412 of the Code or (iii) any other defined contribution plan as described in Section 401(a)(11)(8)(iii) of the Code; and
(b) such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustees and the Separate Agency, as applicable. Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

     3.12 Section 415 Limits on Contributions

          (a) For purposes of this Section 3.11, the following terms and phrases shall have the meanings hereafter ascribed to them:

          (i) "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

     (A) Employer contributions, including Basic Contributions and Matching Contributions; (6) any other Employee contributions; (C) Forfeitures; and (D) contributions attributable to medical benefits as described in Sections 415(l)(1) and 419A(d)(2) of the Code.

     Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such
contributions have been distributed to the Participant:      (I)  Basic
Contributions which exceed the limitations set forth in Section 3.2(a);

     (II) Basic Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

     (III) Matching Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.7.

     (II) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January

1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

     (A) any change In the terms and conditions of the defined benefit plan after May 5, 1986; and

     (B) any cost of living adjustment occurring after May 5, 1986. "Defined Benefit Plan" and "Defined Contribution Plan" shall have the meanings set forth in Section 415(k) of the Code.


     (iv) "Defined Benefit Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the aggregate projected annual benefit (determined as of the last day of the Limitation Year) of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and (B) the denominator of which is the lesser of: (I) the product of 1.25 (or such adjustment as required under Section 12.5) and the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) or the Code, or (II) the product of 1.4 and the amount which may be taken into account with respect to such Participant under Section 415(b)(1)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant In one or more defined benefit plans of the Employer in existence on May 6, 1986, the dollar limitation of the denominator of this fraction will not be less than the Participant's Current Accrued Benefit.

     (v) "Defined Contribution Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer), and (B) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

     "Maximum aggregate amounts" shall mean the lesser of (I) the product of
1.25 (or such adjustment as required under Section 12.5) and the dollar limitation in effect under Section 415(c)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount that may be taken into account under Section 415 (c)(1)(8) of the Code; provided, however, that the Committee may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(6) of the Code applicable to Limitation Years ending before January 1, 1983 in determining the denominator of the Defined Contribution Plan Fraction.

     (vi) "Limitation Year" shall mean the calendar year.

     (vii) "Section 415 Compensation" shall be a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan, as provided in Income Tax Regulation Section 1.415-2(d).

          (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section

414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.

     (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.

     (d) Notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:

     (i) $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the Limitation Year; or
     (ii) 25% of the Participant's Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include (A) any contribution for medical benefits within the meaning of
Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and (B) any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

     (e) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):

     (i)     Basic Contributions;
     (ii)    Special Contributions; and
     (iii)   Matching Contributions.
     (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be used to reduce the Basic Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Basic Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year.

     (g) If a Participant participates in both (1) the Plan and/or any other defined contribution plan maintained by the Employer and (ii) any defined benefit plan or plans maintained by the Employer, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall not exceed the sum of 1.0.

     (h) If the sum determined under subsection (g) for any Participant exceeds 1.0, the Defined Benefit Plan Fraction of such Participant as provided in the defined benefit plan or plans maintained by the

Employer shall be reduced in order that such sum shall not exceed 1.0.I v

                                      ARTICLE IV

                               Vesting and Forfeitures

     4.1 Vesting

          (a) An Employee shall always be fully vested in the Net Value of his Basic Contribution Account and the Net Value of his Rollover Contribution Account.

          (b) A Participant shall become fully vested in the Net Value of his Matching Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

          (c) A Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account in accordance with the following schedule:

     Period of Service             Vested Percentage@

     Less than 1 year                        0%
     1 year but less than 2 years            20%
     2 years but less than 3 years           40%
     3 years but less than 4 years           60%
     4 years but less than 5 years           80%
     5 or more years                    100%

     For purposes of determining a Participant's Period of Service, employment with an Affiliated Employer shall be deemed employment with the Employer.

     For purposes of determining a Participant's vested percentage of the Net Value of his Matching Contribution Account, all Periods of Service shall be included except the following:

     (i) Periods of Service during which an Eligible Employee does not have a Compensation Reduction Agreement in force; provided, however, that if a Participant has suspended his Basic Contributions, such Periods of Service shall not be disregarded;

     (ii) Periods of Service prior to an Employee's attainment of age eighteen (18);

     (iii) Periods of Service during which the Employer did not maintain the Plan; provided however, that if such Eligible Employee has a Compensation Reduction Agreement in force as of June 1, 1986, a Period of Service of one
(1) year prior to June 1, 1986 shall not be disregarded.

     Notwithstanding the provisions of the immediately preceding paragraph, the vested percentage of a Participant who is an Employee on or after January 1, 1994, shall be determined based on such Participant's total Period of Service, except Periods of Service prior to the Employee's attainment of age eighteen (18).

     (d) The vested Net Value of a Participant's Matching Contribution Account, shall be determined as follows:

          (i) the Participant's Matching Contribution Account shall first be increased to include

     (A) that portion of such Account which had been previously withdrawn in accordance with Section 7.3 and (6) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;

     (II) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to the Account as determined in accordance with clause (I);

     (III) the amount determined in accordance with clause (II) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Section 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.

     4.2  Forfeitures

     If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be treated as Matching Contributions and shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

     If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with his termination of employment. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with his termination of employment, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

     If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest, the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.

     4.3  Vesting upon Reemployment

     For the purpose of determining a Participant's vested interest in the Net Value of his Matching Contribution Account:

          (a) if an Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or (ii) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

          (b) if a Participant is partially vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant's vested interest in the Net Value of the Matching Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

          (c) if a Participant is fully vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.

                                      ARTICLE V

                  Trust Fund, Investment Accounts and Voting Rights

     5.1  Trust Fund and Separate Assets
     The Employer has adopted the Agreement as the funding vehicle with respect to Investment Accounts. Commencing on the Conversion Date, the Employer has adopted the Separate Agreement as the funding vehicle with respect to the Employer Stock Fund.

     All contributions forwarded by the Employer to the Trustees pursuant to the Agreement shall be held by them in trust and shall be used to purchase Units on behalf of the Plan in accordance with the terms and provisions of the Agreement. Contributions designated for investment in any Investment Account of the Plan Funds shall be allocated proportionately to and among the classes of Units so selected for such Investment Account.

     Commencing on the Conversion Date, all contributions forwarded by the Employer to the Separate Agency pursuant to the Plan and the Separate Agreement shall be held by it in trust in accordance with the terms and provisions of the Separate Agreement.

     All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Plan Funds shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan, Trust and the Separate Agency. No person shall have any interest in or right to any part of the earnings of the Plan Funds, or any rights in, to or under the Plan Funds or any part of its assets, except to the extent expressly provided in the Plan.

     The Trustees and the Separate Agency shall invest and reinvest the Plan Funds, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Agreement and Separate Agreement, respectively. The Trustees and the Separate Agency may maintain such part of the Trust Fund and the Separate Assets, respectively, in cash uninvested as they shall deem necessary or desirable. The Trustees shall be the owner of and have title to all the assets of the Plan Funds other than the Separate Assets and shall have full power to manage the same, except as otherwise specifically provided in the Agreement. The Separate Agency shall be the owner of and shall have title to the Separate Assets, and shall have full power to manage the same, except as otherwise specifically provided in the Separate Agreement.

     5.2  Investment Accounts
     Commencing April 28, 1995, this Section 5.2 shall no longer apply.

          (a) The Trust Fund shall consist of the Investment Accounts A, 6, C and D which shall generally have the following composition:

               (i) Account A - (Core Equity Fund): Primarily common stocks of medium to large market capitalized companies and investments convertible into common stocks of such companies.

               (ii) Account B - (1/2 Emerging Growth Equity Fund; 1/2 Value Equity Fund): Common stocks of rapidly growing, emerging companies and common stocks of companies perceived by the investment manager to be undervalued and investments convertible into common stocks of such companies.

               (iii) Account C - (113 Intermediate-Term Bond Fund; 213 Actively Managed Bond Fund:

     Bonds, notes, debentures, mortgages and other fixed income investments.

               (iv) Account D - (Short-Term Investment Fund): Bonds, notes, debentures and government securities whose dollar weighted average maturity shall not exceed one (1) year.

     (b) The securities and other property in which any contributions of the Investment Accounts of the Trust Fund may be invested shall be specified in the Agreement and the rights of the Trustees shall be established in accordance with the provisions of such Agreement.

     (c) Contributions designated for investment in any Investment Account of the Trust Fund shall be allocated proportionately to and among the classes of Units so selected for such Investment Account.

     5.3  Interim Investments

     Notwithstanding the provisions of Section 5.2, the Trustees may temporarily invest any amounts designated for investment in any of the Investment Accounts of the Trust Fund identified herein in (a) prior to April 28, 1995, Investment Account D or other Investment Accounts providing short-term investments and (b) commencing April 28, 1995, in the Investment Account which provides for short-term investments, and retain the value of such contributions therein pending the allocation of such values to the Investment Accounts designated for investment. The Separate Agency may temporarily invest any amounts in short-term investment pending investment in the Employer Stock Fund.

     5.4  Account Values

     The Net Value of the Accounts of an Employee means the sum of the total Net Value of each

Account maintained on behalf of the Employee in the Trust and Separate Agency as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Units credited to such Account. The applicable Units shall be valued from time to time by the Trustees and Separate Agency, respectively, in accordance with the Agreement and Separate Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

     Upon receipt by the Trustees of Basic Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special Contributions, and commencing on the Conversion Date, upon receipt by a Separate Agency of any Basic Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special Contributions, such contributions shall be applied to purchase for such Employee's Account, (a) Units other than Units of the Employer Stock Fund, using the value of such Units as of the close of business on the date received and (b) Units of the Employer Stock Fund, using the value of such Units as of the close of business on the date received. Whenever a distribution or withdrawal is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Units of the Investment Accounts of such Employee pro rata according to their respective values.

     For the purposes of this Section 5.4, fractions of Units computed to four decimal places as well as whole Units may be purchased or redeemed for the Account of an Employee.

     5.5  Voting Rights

     Each Participant with Units in the Employer Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in such Investment Account, provided that such person had Units in such Account as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of shares are entitled to vote:

     (a)  a number of affirmative votes shall be cast equal to the product of:

     (i) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

     (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative or negative vote be cast; and

     (b)  a number of negative votes shall be cast equal to the product of:

          (i) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

          (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that a negative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative or negative vote be cast.

     The Committee shall furnish, or cause to be furnished, to each person with Units in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

     5.6  Tender Offers and Other Offers

     Each Participant with Units in the Employer Stock Fund shall have the right to participate confidentially in the response to a tender offer, or any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares; provided that such person has Units in the Employer Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the last day for delivering shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the number of shares to be delivered. On the last day for delivering shares or otherwise responding to such tender or other offer, a number of shares equal to the product of:

     (a)  the total number of shares held in the Employer Stock Fund; and

     (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer Stock Fund of all persons directing that shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer Stock Fund of all persons directing that shares be delivered or that the delivery of shares be withheld;

shall be delivered in response to such tender or other offer. Delivery of the remaining shares then held in the Employer Stock Fund shall be withheld. The Committee shall furnish, or cause to be furnished, to each person whose Account is invested in whole or in part in the Employer. Stock Fund, all information concerning such tender offer furnished by the issuer of shares, or information furnished by or on behalf of the person making the tender or such other offer.


     5.7  Dissenters' Rights

     Each Participant with Units in the Employer Stock Fund shall have the right to participate confidentially in the decision as to whether to exercise the Dissenters' rights appurtenant to shares held in such Investment Account, provided that such person had Units in such Account as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such dissenters' rights will be exercised, a written
direction in the form and manner prescribed by the Committee.   The inspector
of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the directions as to the manner in which such dissenters' rights shall be exercised. As to each matter in which the holders of shares are entitled to exercise dissenters' rights, the number of shares for which dissenters' rights will be exercised shall be equal to the product of:

     (a) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

     (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that the dissenters' rights appurtenant to which shares be exercised, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of all of the Units in the Employer Stock Fund.

Dissenters' rights shall not be exercised with respect to the remaining shares held in the Employer Stock Fund.

     5.8  Separate Assets

     Subject to the terms and conditions of the Agreement and upon approval by the Trustees, a designated portion of the assets of the Plan may be held as Separate Assets under the Separate Agreement pursuant to investment elections made by Plan Participants from time to time. The Trustees shall have no responsibility or liability with respect to the management and control of any Separate Assets and shall have only those administrative duties with respect to such Separate Assets as are set forth in the Plan and the Agreement.

     5.9  Power to Invest in Employer Securities

     The Committee may direct the Separate Agency to acquire or hold any security issued by the Employer or any Affiliated Employer which is a "qualifying employer security" as such term is defined under ERISA and to invest that portion of the assets of the Plan Funds in such securities.

                                      ARTICLE VI

               Investment Directions, Changes of Investment Directions
                      and Transfers Between Investment Accounts

     6.1  Investment Directions

     Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Units in any one or more of the Investment Accounts of the Trust Fund and commencing on the Conversion Date, purchase Units in the Employer Stock Fund. Such direction, if made prior to April 28, 1995, shall indicate the percentage, in multiples of twenty-five percent (25%), in which Basic Contributions, Matching Contributions, Special Contributions and Rollover Contributions shall be made to the designated Investment Accounts. Such direction, if made on or after April 28, 1995, shall indicate the percentage, in multiples of one percent (1%), in which such contributions shall be made to the designated Investment Accounts.

     To the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Units in the Investment Account which provides for short-term investments.

     6.2  Change of Investment Directions

     A Participant may change any investment direction not more often than two (2) times in any Plan Year by completing and filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such direction. Commencing January 1, 1994, a Participant may change any investment direction not more often than once in any calendar quarter by completing and filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such direction. Participants in the Plan on April 28, 1995 shall be permitted to make one (1) additional change in investment direction within sixty (60) days of such date and such additional election shall not count as one (1) of the investment directions that are otherwise permitted to be made in any Plan Year. If no change is made hereunder, such Participant shall continue in the investment direction last effective, with respect to each Investment Account previously elected, notwithstanding the percentage requirements for investments set forth in Section 6.1. Participants in the Plan on the Conversion Date shall be permitted to make one (1) additional change in investment direction in order to invest in the Employer Stock Fund within sixty (60) days of such date and such additional election shall not count as one (1) of the changes in investment direction that are otherwise permitted to be made in any Plan Year. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

     6.3  Transfers Between Investment Accounts

     By filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior tot he effective date of such change, a Participant or Beneficiary may, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts to one or more other Investment Accounts, such that the Net Value of any one or more of such accounts shall be in multiples of twenty-five percent (25%). Commencing April 28, 1995, a Participant or Beneficiary may, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts. Participants in the Plan on April 28, 1995 shall be permitted to redirect the investment, as described above, one (1) additional time within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year. Participants in the Plan on the Conversion Date shall be permitted to make one (1) additional transfer in order to invest in the Employer

Stock Fund within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

     6.4  Employees Other than Participants

          (a)  Investment Direction

     An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.11, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Units in any one or more of the Investment Accounts, and commencing on the Conversion Date, to purchase Units in the Employer Stock Fund. Such direction, if made on or after April 28, 1995, shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Investment Accounts.

     To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Units in the Investment Account which provides for short-term investments.

          (b)  Transfers Between Investment Accounts

     An Employee who is not a Participant may, subject to the provisions of
Section 6.3, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts to one or more other Investment Accounts, such that the Net Value of any one or more of such accounts shall be in multiples of twenty-five percent (25%). Commencing April 28, 1995, an Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment. Employees subject to this Section 6.4 on April 28, 1995 shall be permitted to redirect the investment, as described above, one (1) additional time within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year. Commencing on the Conversion Date, an Employee who is not a Participant in the Plan shall be permitted to make one (1) additional transfer in order to invest in the Employer Stock Fund within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

     6.5 Restrictions on Investments in the Employer Stock Fund for Certain Participants

     Notwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may be subject to Section 16(b) liability if such Participant has an intra-plan transfer, in accordance with the provisions of Section 6.3 and/or
Section 6.4, involving the Employer Stock Fund within six (6) months of the next preceding transfer into or out of the Employer Stock Fund. In addition, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 who elects to receive a cash distribution from his Employer Stock Fund account under the Plan, including redemption of such stock for purposes of cash withdrawals under Section 7.2 and/or Section 7.3 and/or loans under Article VIII, may similarly be subject to Section 16(b) liability for any short swing profits within six (6) months of the next preceding transfer into or out of the Employer Stock Fund.

     However, unless otherwise required by rules and regulations of the Securities and Exchange Commission, Section 16(b) liability will not result from distributions made in connection with a Participant's death, Disability, termination of employment or retirement; pursuant to a domestic relations order described under Section 414(p) of the Code; as a result of the minimum distribution requirements described under Section 401(a)(9) of the Code; or as a result of the limitations described under Sections 401(k), 401(m), 402(g) and 415 of the Code.

                                     ARTICLE VII

                                 Payment of Benefits

     7.1 General

          (a) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article.

          (b) Notwithstanding the foregoing, if payments are to be made on a monthly basis and if, in the judgment of the Committee, payments are too small to warrant monthly payments, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.

          (c) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.6.

          (d) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this
Article VII shall be made in accordance with Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.

          (e) Distributions from the Employer Stock Fund under this Article VII, shall be made in accordance with Section 7.10 hereunder.

     7.2  Non-Hardship Withdrawals

          (a) Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee each Participant who has attained age 59-1/2 shall be entitled to withdraw not more often than twice during any Plan Year all or any portion of the Net Value of his Basic Contribution Account.

          (b) Withdrawals under this Section 7.2 shall be made in the following order of priority:

     (i) by the redemption of Units from the Participant's Basic Contribution Account in the Trust Fund, on a pro rata basis from the Investment Accounts thereunder, as were selected by the Participant pursuant to Article VI; and

     (ii) by the redemption of Units invested in the Employer Stock Fund from the Participant's Basic Contribution Account invested under the Separate Agreement, if selected by the Participant pursuant to Article VI.

     (c) Any withdrawals under this Section 7.2 shall be subject to the restrictions of Section

6.5.


     7.3  Hardship Distributions

          (a) For purposes of this Section 7.3, a "Hardship" distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and

     (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

     (b)  Immediate and Heavy Financial Need:
     A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

     (i) medical expenses described in Section 213(d) of the Code which are incurred by the Participant, the Participant's Spouse or any of the Participant's dependents as defined in Section 152 of the Code; provided that, commencing January 1, 1994, such expenses shall be for medical care described under Section 213(d) of the Code which were previously incurred by the Employee, the Employee's Spouse or any of the Employee's dependents as defined under
Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Employee, the Employee's Spouse or any of the Employee's dependents as defined under Section 152 of the Code; or

     (ii) purchase (excluding mortgage payments) of a principal residence of the Participant; or

     (iii) payment of tuition for the next semester or quarter of post-secondary education for the Participant, the Participant's Spouse, children or dependents; provided that, commencing January 1, 1994, such payments shall be for tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's Spouse, children or any of the Employee's dependents as defined under Section 152 of the Code; or

     (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

     (v) for Plan Years prior to January 1, 1989, a condition which the Committee, in its sole and absolute discretion, determined (in accordance with Proposed Income Tax Regulation Section 1.401(k)-I(d)(2) published on November 10, 1981) had given rise to a hardship distribution;

     (vi) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.

     (c) Necessary to Satisfy Such Financial Need:

          (i) A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. Commencing January 1, 1994, a distribution will be treated as necessary to satisfy an immediate and heavy financial need of an Employee if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Employee and (2) if elected by the Employee, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Employee.

          (ii) Commencing January 1, 1989, a distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

          (A)  through reimbursement or compensation by insurance or otherwise,

          (B) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,

          (C) by cessation of Basic Contributions or Employee contributions, if any, under the Plan, or

     (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

     For purposes of this subsection (c)(ii), the Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

          (iii) Alternatively, commencing January 1, 1989, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if

     (A)  or (B) are met:
     (A)  all of the following requirements are satisfied:

     (I) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and commencing January 1, 1994, the distribution is not in excess of (1) the amount of the immediate and heavy financial need of the Employee and (2) if elected by the Employee, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

     (II) the Participant has obtained all distributions, other than Hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

     (III) the Plan, and all other plans maintained by the Employer, provide that the Participant's elective contributions and Employee contributions, if any, will be suspended for at least twelve (12) months after receipt of the Hardship distribution; and

     (IV) the Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the Hardship distribution; or

     (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.

     (d) A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, In case of Hardship (as defined in this Section 7.3), apply not more often than twice in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Prior to January 1, 1989, Hardship distributions shall be made by a distribution of all or a portion of the Net Value of his Basic Contribution Account, plus all or a portion of the vested Net Value of his Matching Contribution Account. Commencing January 1, 1989, Hardship distributions may be made by a distribution of all or a portion of (i) an Employee's Basic Contributions, (ii) earnings on Basic Contributions which accrued prior to January 1, 1989, and (iii) all or a portion of his vested interest in the Net Value of his Matching Contribution Account.

     (e) Prior to January 1, 1989, distributions under this Section 7.3 shall be made in the following order of priority:

     (i)  the Net Value of the Participant's Basic Contribution Account; and

     (ii) the vested interest in the Net Value of the Participant's Matching Contribution Account.

     Commencing January 1, 1989 and, distributions under this Section 7.3 shall be made in the following order of priority:

     (A)  Participant's Basic Contributions and earnings on Basic
Contributions which accrued prior to January 1, 1989; and

     (B) the vested interest in the Net Value of the Participant's Matching Contribution Account.

     (f) Distributions under this Section 7.3 shall be made in the following order of priority:

     (i) by the redemption of Units from that portion of the applicable Employee's Accounts which are specified in Section 7.3(d), above, in the order set forth in Section 7.3(e), on a pro rata basis from among the Investment Accounts, thereunder, other than the Employer Stock Fund, selected by the Employee pursuant to Article VI; and

     (ii) by the redemption of Units invested in the Employer Stock Fund from that portion of the applicable Participant's Accounts which are specified in Section 7.3(d), above, invested under the Separate Agreement, in the order set forth in Section 7.3(e), as selected by the Employee pursuant to
     Article VI.

     (g)  A Participant who receives a Hardship distribution under this
Section 7.3 may have his Basic Contributions suspended in accordance with
Section 3.3.

     (h) Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.

     7.4  Distribution of Benefits Following Retirement or Termination of
Service

     (a) if an Employee incurs a Termination of Service for any reason other than death, a distribution of the. vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of
Section 7.5 or 7.6. The amount of such distribution shall be the vested interest in the Net Value of his Accounts as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation acceptable to the Trustees for such purpose.

     (b) An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date or in the form of installments, may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.

     (c) An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of All or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section 7.5 or 7.6.

     (d) An Employee's vested interest in the Net Value of his Accounts in the Employer Stock Fund shall be distributed to the Participant, in accordance with the provisions of Sections 7.5 and 7.6, by the Separate Agency as soon as administratively possible following the date the Employer is informed by the Trustees of the Participant's vested interest in such Investment Accounts. The distribution shall be made in accordance with
Section 7.10 and the terms and provisions of the Separate Agreement.

     7.5  Payments Upon Retirement Or Disability

     (a) If an Employee incurs a Termination of Service as of a Retirement Date or if an Employee incurs a Termination of Service due to Disability and the vested Interest in the Net Value of the Employee's Accounts is equal to or less than $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee incurred a Termination of Service.

     (b) If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date and the vested interest in the Net Value of the Employee's Accounts exceeds $3,500, a lump sum distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement

Date.

     (c) If an Employee incurs a Termination of Service as of his Early Retirement Date or if an Employee incurs a Termination of Service due to Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (d) or (e) and the vested interest in the Net Value of the Employee's Accounts exceeds $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer.

     (d) In lieu of the normal form of benefit payment set forth in subsections (b) and (c), an Employee who incurs a Termination of Service as of a Retirement Date or incurs a Termination of Service due to Disability may, subject to the provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his termination; provided, however, that the Valuation Date may not be later than thirteen (13) months following his Termination of Service. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date.

     (e) In lieu of the normal form of benefit payment set forth in subsections (b) and (c), an Employee who incurs a Termination of Service as of a Retirement Date or incurs a Termination of Service due to Disability may, subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts in the form of installments over a period not to exceed twenty (20) years. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Employee and shall be based on the respective values of the Employee's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the Employee's Accounts on a pro-rata basis among such Employee's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such former Employee which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Employee's Investment Accounts. If an Employee elects to receive his benefit pursuant to this subsection (e), the installment period may not extend beyond the life expectancy of such Employee or the life expectancy of such Employee and his Beneficiary.

     7.6 Payments Upon Termination of Service For Reasons Other Than Retirement or Disability

     (a) If an Employee Incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, and the vested interest in the Net Value of the Employee's Accounts is equal to or less than $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee incurred a Termination of Service.

     (b) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection

     (c) and the vested interest in the Net Value of the Employee's Accounts exceeds $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer.

     (c) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability may file an election form to receive the vested interest in the Net Value of his Accounts as an immediate lump sum distribution following his termination. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation Indicating the Employee's distribution date.

     7.7  Payments upon Death

          (a) In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (I) such Participant's Spouse irrevocably consents to such election in writing, (II) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (III) the Spouse's consent acknowledges understanding of the effect of such election and
(iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.

     (b) In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

     (c) The designation of a Beneficiary who is other than a Participant's Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person.
If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this Section, "person" includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.

     (d) A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection
(a). The number of election forms and revocations shall not be limited.

     (e) Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.

     (f) If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection
(g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

     (g) If a Participant dies before his entire vested interest in the Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant's death. Notwithstanding the foregoing, if, prior to the Participant's death:

     (i) the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (8) the last Valuation Date which occurs within one (1) year of the Participant's death; or

     (ii) the Participant had elected to receive and had begun receiving a distribution in the form of installments, such Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election.

     If the Beneficiary is the Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.

     (h) Anything in the Plan to the contrary notwithstanding, the provisions of Sections 7.7(a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.

     7.8  Direct Rollover of Eligible Rollover Distributions
     For purposes of this Section 7.8, the following definitions shall apply:

          (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement

               Plan specified by the Distributee.

          (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

          (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (d) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net realized appreciation with respect to employer securities). This
               Section 7.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would other wise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     7.9  Commencement of Benefits

     (a) Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth
(60th) day after the close of the Plan Year in which the latest of the following events occur: (I) the attainment by the Employee of age sixty-five
(65), (II) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (III) the termination of the Employee's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

     (b)  Distributions to five-percent owners:

     The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who Is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending In the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

     (c)  Distributions to other than five-percent owners:

     The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1, 1988 must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (ii) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).

     Commencing January 1, 1989, by Notice issued by the Internal Revenue Service, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the later of (A) the 1989 calendar year or

     (B) the calendar year in which such individual attains age seventy and one-half (70-1/2).

     7.10 Manner of Payment of Distributions from the Employer Stock Fund

     Distributions from the Employer Stock Fund shall be made to Participants and Beneficiaries in cash. Notwithstanding the foregoing and except for withdrawals under Sections 7.2 and 7.3 and loans under Article VIII, the Participant or Beneficiary may elect that such distributions be made wholly or partially in shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares, subject to such terms and conditions as may be established from time to time by the Committee, the maximum number of shares to be distributed shall be equal to the number of whole shares that could be purchased on the date of distribution based on the fair market value of shares determined as of the date of payment and on the fair market value of the Participant's Units in the Employer Stock Fund on the valuation date preceding the distribution. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole share shall be distributed in cash.
For purposes of this Section 7.10, the fair market value of a share shall be determined on a uniform and nondiscriminatory basis in such manner as the Separate Agency may, in its discretion, prescribe.

                                     ARTICLE VIII

                                 Loans to Participant

8.1  Definitions and Conditions

     (a) For purposes of this Article, the following terms and phrases shall have the meanings hereafter ascribed to them:

     (i) "Borrower" means a Participant. Commencing October 18, 1989, "Borrower" shall mean a Participant or a "Party in Interest" (as defined in Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.5(e) or 7.7.

     (ii) "Loan Account" means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

     (b) To the extent permitted under the provisions of this Article and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article shall not be subject to the provisions of Article VI.

     8.2  Loan Amount

     Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Basic Contribution Account, vested Matching Contribution Account and Rollover Contribution Account, or
(b) $50,000, reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be $500.

     8.3  Term of Loan

     All loans shall be for a fixed term of not more than five (5)    years,
except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Participant, may, in the discretion of the Committee, be made for a term of not more than fifteen (15) years. Interest on a loan shall be based on a reasonable rate of interest. The rate of interest on a loan shall be based on the rate of interest on United States Treasury obligations for a comparable term, increased by one percent (1%) and adjusted to the nearest quarter (1/4) of one percent (1%). The rate shall be the rate as in effect as of the date determined by the Committee in accordance with the provisions of Section 9.6(b). Such rate shall remain in effect until the Loan Account is closed.

     8.4  Operational Provisions

     (a) An application for a loan shall be filed in the form and manner prescribed by the Committee ten (10) days prior to the Valuation Date as of which such loan is requested. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of such Valuation Date.

     (b) The amount of the loan shall be distributed from the Investment Accounts in which the Borrower's Accounts are invested in the following order of priority:

     (i)  Basic Contribution Account;
     (ii) Rollover Contribution Account; and

     (iii) Vested Matching Contribution Account.

     Distributions from each of the foregoing Accounts shall be made in the following order of priority:

     (A) by the redemption of Units from each of the Borrower's Accounts in the Trust Fund in the order set forth above, on a pro rata basis from the Investment Accounts thereunder, as were selected by the Participant pursuant to Article VI, and

     (B) by the redemption of Units invested in the Employer Stock Fund from each of the Borrower's Accounts invested under the Separate Agreement, in the order set forth above, if selected by the Borrower pursuant to Article VI.

     (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustees; (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and (iii) if the Borrower is a Participant who is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustees, or the Committee as agent for the Trustees, as an asset of the Borrower's Loan Account pursuant to subsection
(d).

     (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article. Each Loan Account shall be comprised of a Borrower's executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.

     (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Participant's Accounts pursuant to Section 8.6(c), and foreclosure of such lien is deferred until the Participant's Termination of Service pursuant to Section 8.6(c)(ii)(A), for each month that foreclosure of the lien is deferred, the then current balance of the Participant's Loan Account shall be charged with interest on the unpaid principal and interest thereon.

     (f) Notwithstanding the provisions of subsections (a) through (e) above, the following provisions shall apply with respect to the Borrower of any loans distributed during the period commencing February 1, 1989 and ending September 30, 1989:

     (i) Upon distribution of the loan proceeds to the Borrower pursuant to subsection (c), an amount equal to said loan proceeds shall be automatically transferred from the Borrower's current Investment Accounts into Account D and shall constitute the Plan's security interest with respect to such loan. Such amount shall be transferred from the Borrower's Accounts in the order of priority and on a pro rata basis among the Investment Accounts as set forth in subsection (b). Such transfer shall not constitute a transfer between Investment Accounts as described in
     Section 6.3 or Section 6.4(b).

     Prior to October 1, 1989, the Borrower may not make any withdrawals under Section 7.2 or Section 7.3 which would reduce the vested portion of the Net Value of his Accounts to an amount which is less than the amount of his outstanding loan.

     (iii) Commencing October 1, 1989, the Plan shall no longer maintain a security interest in Fund D, and as soon as administratively practicable thereafter, each Borrower may request that all or a portion of the amount held in Account D constituting the Plan security interest be transferred to any one or more of the other Investment Accounts. Such transfer shall be subject to the provisions of Section 6.3 or Section 6.4(b) except that such transfer shall not be counted towards the maximum number of transfers permitted during the Plan Year.

     (g)  Only one (1) loan shall be outstanding to any Borrower under this
Article VIII at any time.

     (h) Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.

     8.5  Repayments

     (a) If the Borrower is the Participant and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date in the second month following the granting of the loan. Commencing January 1, 1991, the first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

     If the Borrower is not on the payroll of the Employer, and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.

     (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with Section 6.1.

     (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.

     (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. Alternatively and subject to such other terms and conditions as may be established from time to time by the Committee, a Borrower may prepay a portion of his loan on any Valuation Date. Such prepayment shall be applied first to all accrued and unpaid interest on the outstanding balance of the loan. After any partial prepayment of principal, interest will only be charged on the remaining outstanding balance of the loan. However, commencing on or after December 9, 1996, a Borrower will not be permitted to make partial prepayments to his Loan Account.

     (e) Commencing February 1, 1989, with respect to loans (i) distributed commencing on or after February 1, 1989 and (ii) prepaid prior to October 1, 1989, upon prepayment of all of such loan, a Borrower may, subject to the provisions of Section 6.3 or Section 6.4(b), request that all or a portion of the amount previously held as a Plan security interest be transferred from Account D. Such transfer shall not be counted towards the maximum number of transfers permitted during the Plan Year.

     (f) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.

     8.6 Default

     (a) If a Borrower fails to make any payment on any loan when due under this Article, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

     (b) Prior to February 1, 1989, upon direction by the Committee, any unpaid principal and interest under subsection (a) shall be paid by applying the value of the Borrower's Loan Account (determined as of the next following Valuation Date) in satisfaction of said unpaid principal and interest, whereupon the Borrower's Loan Account shall be closed. Such closing of a Borrower's Loan Account shall be deemed to be and treated by the Committee as a Hardship withdrawal (as defined in Section 7.3), without reference to the amount and timing of the withdrawals otherwise permitted thereunder.

     (c) Commencing February 1, 1989, if a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying either (I) the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) or (II), If applicable, the Plan security interest held in Account D, In satisfaction of said unpaid principal and interest as follows:

     (A) if the Borrower is a Participant who is in the employment of the Employer, upon the Participant's Termination of Service; or

     (B)  if the Borrower is not in the employment of the Employer,
immediately upon default.      Thereupon, the vested interest in the balance
of the Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.

     (d) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (I) make withdrawals and/or loans from his Matching Contribution Account, Basic Contribution Account, and/or Rollover Contribution Account for a period not exceeding twelve (12) months or (II) if the Borrower is an Eligible Employee, authorize Basic Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve
(12) months.

     8.7  Coordination of Outstanding Account and Payment of Benefits

     (a) If the Borrower has an outstanding Loan Account and is either (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of
Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or
(ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.2 or Section 7.3, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. Notwithstanding the foregoing provisions, if a Participant incurs a Termination of Service for any reason prior to October 1, 1989, the entire unpaid principal amount of the loan thereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

     (b) Any reference in the Plan to the Net Value of Units in a Participant's Accounts available for distribution to any Borrower shall mean the value after the satisfaction of the entire unpaid principal loan amount and any accrued, unpaid interest thereon, as provided in this Article.

                                      ARTICLE IX

                                    Administration


     9.1  General Administration of the Plan

     The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article.

     9.2  Designation of Named Fiduciaries

     The management and control of the operation and administration of the Plan shall be allocated in the following manner:

     (a) The Employer shall designate the Trustees as a Named Fiduciary to perform those functions set forth in the Agreement or the Plan which are applicable to a Plan of Partial Participation.

     (b) The Employer shall designate the Separate Agency to perform those functions relating to the Separate Agency in the Plan or the Separate Agreement.

     (c) The Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Agreement, the Separate Agreement or the Plan that are assigned to such Committee.

     (d) A Trust Participant (as defined under the Agreement) may delegate to a person or persons the duties and responsibilities for voting Units set forth under the Agreement and Separate Agreement.

     (e) The Employer shall designate the Separate Agency as a Named Fiduciary to perform those functions set forth in the Separate Agreement or the Plan that are assigned to the Separate Agency, including the voting and tender of shares of the Employer Stock.

     9.3  Responsibilities of Fiduciaries

     The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan, the Agreement or the Separate Agreement.

     To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Employer as being proper under the Plan, the Agreement or the Separate Agreement, and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Employer.

     No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund or Separate Assets in any manner against investment loss or depreciation in asset value.

     The allocation of responsibility between the Trustees and the Employer or between the Separate Agency and the Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

     To the extent permitted by ERISA, the Trustees shall have no liability or responsibility with respect to the administration of any Separate Assets held outside the Trust except as specifically set forth in the Agreement. The authority and responsibility of the Trustees shall extend only to those Plan assets held in accordance with the Agreement.

     9.4  Plan Administrator

     The Employer shall designate the Trustees as the Trustee Administrator to perform those functions applicable to Plans of Partial Participation as set forth in the Agreement. The Employer shall also designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement, the Plan or the Separate Agreement that are assigned to the Plan Administrator.

     The duties and responsibilities of a plan administrator under ERISA shall be allocated between the Plan Administrator and the Trustee
Administrator as set forth herein or in the Agreement. Such allocation may be changed only by written agreement between the parties and shall not be deemed an amendment to the Plan.

     The Plan Administrator shall be solely responsible for monitoring and notifying the Trustees of an Employee's age for all purposes under the Plan.

     The Plan Administrator is designated as the Plan's agent for the service of legal process.

     9.5 Committee

     The members of the Committee designated by the Employer under Section 9.2(b) shall serve for such term(s) as the Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty
(60) days written notice to the Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

     The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustees and Separate Agency as the act of the Committee. The Trustees and Separate Agency shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.

     The Employer may, pursuant to Employer Resolutions and upon notice to the Trustees and Separate Agency, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

     9.6  Powers and Duties of the Committee

     The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Agreement, the Separate Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:

     (a) Power to Construe - Except as otherwise provided in the Agreement or the Separate Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions of fact which may arise thereunder.

     (b) Power to Make Rules and Regulations - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (I) the manner in which the Committee shall act and manage its own affairs, (II) the procedures to be followed In order for Employees or Beneficiaries to claim benefits, and (III) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

     (c) Powers and Duties with Respect to Information - The Committee shall have the power and responsibility:

     (i) to obtain such information as shall be necessary for the proper discharge of its duties;

     (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

     (iii) to receive, review and retain periodic reports of the financial condition of the Plan Funds; and

     (iv) to receive, collect and transmit to the Trustees all information required by the Trustees in the administration of the Accounts of the Employee as contemplated in Section 9.7.

     (d) Power of Delegation - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined in Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

     (e) Power of Allocation - Subject to the written approval of the Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined in Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

     (f) Duty to Report - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) above shall report to the Committee at least annually. The Committee shall report to the Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

     (g) Power to Employ Advisors and Retain Services - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

     9.7  Certification of Information

     The Committee shall certify to the Trustees on such periodic or other basis as may be agreed upon, but in no event later than ten (10) days before any Valuation Date as of which the Trustees must effect any action with respect to any Accounts held under the provisions of the Plan, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustees shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.

     9.8  Authorization of Benefit Payments

     The Committee shall forward to the Trustees and, if applicable, any Separate Agency, any application for payment of benefits within a reasonable time after it has approved such application. The Trustees and such Separate Agency may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

     9.9  Payment of Benefits to Legal Custodian

     Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustees and Separate Agency to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

     9.10 Service in More Than One Fiduciary Capacity

     Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

     9.11 Payment of Expenses

     The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustees and the Separate Agency to the extent required. However, any expenses directly related to the Trust Fund, such as transfer taxes, brokers' commissions, registration charges, or administrative expenses of the Trustees (including expenses of counsel retained by it in accordance with the Agreement), shall be paid from the Trust Fund or from such Investment Account to which such expenses directly relate. In addition, any expenses directly related to the Employer Stock Fund such as transfer taxes, brokers' commissions, registration charges, and other expenses incurred in the sale and purchase of common stock of the Company for the Employer Stock Fund (including expenses of counsel retained by it in accordance with the Separate Agreement), will be paid out of a cash account managed by the Separate Agency.

     The Employer may charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions, loans or Account transfers.

     9.12 Administration of Separate Assets

     The Committee and the Separate Agency shall be solely responsible for the administration of the Separate Assets, including the administration, collection and enforcement of any loans held therein. All contributions to and withdrawals or disbursements from the Separate Assets shall be made directly to or by the Separate Agency.

     The Trustees may, as agreed upon with the Committee, provide such combined or coordinated Plan records and reports, which include the Separate Assets. The Trustees shall be fully protected in relying upon any information provided to them by the Committee or Separate Agency with respect to such Separate Assets. The inclusion of any information pertaining to Separate Assets in such combined or coordinated Plan records and reports shall not increase the responsibility or liability of the Trustees with respect to the Separate Assets. If Plan Funds may be transferred between the Separate Assets and the other Investment Accounts, the manner in which such transfers may be made must be agreed to in a written instrument entered into among the Committee, the Trustees and the Separate Agency.

                                      ARTICLE X

                               Benefit Claims Procedure

     10.1 Definition

     For purposes of this Article, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

     10.2 Claims

     A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan
Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.

     10.3 Disposition of Claim

     The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time Is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred eighty (180) days from the receipt of the claim.

     10.4 Denial of Claim

     If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:

     (a) a statement that the claim for the benefits under this Plan has been denied;

     (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

     (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

     (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

     10.5 Inaction by Plan Administrator

     A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with Section 10.3.

     10.6 Right to Full and Fair Review

     A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial.

     Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty
(60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.

     10.7 Time of Review

     The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in
Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.

     10.8 Final Decision

     The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of the appeal.

                                      ARTICLE XI

                        Amendment, Termination and Withdrawal

     11.1 Amendment and Termination

     The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend (subject to the approval of the Trustees), in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Plan Funds to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of Article VII.

     If any amendment changes the vesting schedule, any Participant who has a Period of Service of five (5) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

     Commencing January 1, 1989, if any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule In effect prior to the amendment.

     The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

     (a)  sixty (60) days after the amendment is adopted;
     (b)  sixty (60) days after the amendment becomes effective; or
     (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

     11.2 Withdrawal from the Trust Fund

     An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Agreement.

                                     ARTICLE XII

                              Top-Heavy Plan Provisions

     12.1 Introduction

     Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.

     12.2 Definitions

     For purposes of this Article, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

     (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.

     (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.

     (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than 5% of the value of the outstanding stock of, or more than 5% of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than 5% of the capital or profits interest in the Employer.

     (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four
(4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) one of the ten (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under
Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) both more than a 1/2% interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than $150,000. For purposes of computing the Top-Heavy Earnings in subsections (d)(i), (d)(ii) and (d)(iv) above, the aggregation rules of Sections 414(b), (c), (m) and (o) of the Code shall apply.

     (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

     (f) "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article, the maximum number of Officers that must be taken Into consideration shall be determined as follows: (I) three
(3), if the number of Employees is less than thirty (30); (II) 10% of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (III) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in Section 414(q)(8) of the Code.

     (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than 1% of the value of the outstanding stock of, or more than 1% of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than 1% of the capital or profits interest in the Employer.

     (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

     (I) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy.

     (j) "Related Rollover Contributions" means rollover contributions received by the Plan that are not Initiated by the Employee nor made from another plan maintained by the Employer.

     (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

     (1)  A "Super Top-Heavy Plan" means a Plan in which, for any Plan Year:

     (i) the Top-Heavy Ratio (as defined in subsection (o)) for the Plan exceeds 90% and the Plan is not part of any Required Aggregation Group (as defined in subsection (k)) or Permissive Aggregation Group (as defined in subsection (h)); or

     (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds 90%; or

     (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 90%.

     (m) "Top-Heavy Earnings" means, for any year, an individual's annual compensation as stated on such individual's federal tax Form W-2 for the calendar year that ends with or within the Plan Year. Commencing January 1, 1989, Top-Heavy Earnings means, for any year, compensation as defined in
Section 414(q)(7) of the Code, up to a maximum of $200,000 adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, the maximum compensation taken into account for any year shall be $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining Top-Heavy Earnings, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

     (n)  A "Top-Heavy Plan" means a Plan in which, for any Plan Year:

     (i) the Top-Heavy Ratio (as defined in subsection (o)) for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group (as defined in subsection (k) or Permissive Aggregation Group (as defined in subsection (h)); or

     (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%; or

     (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

     (o)  "Top-Heavy Ratio" means:

     (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

     (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (I) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which Is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (I) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five
(5) year period ending on the Determination Date.

     (III) For purposes of (I) and (II) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the' twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

     (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio as defined in subsection (o) means the last date of the Plan Year.

     For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer".

     12.3 Limit on Top-Heavy Earnings


     For any Plan Year commencing prior to January 1, 1989 in which the Plan is a Top-Heavy Plan, Top-Heavy Earnings taken into account for purposes of determining Employer contributions for such Plan Year on behalf of any Participant shall be limited to a maximum of $200,000. This maximum shall be subject to annual cost-of-living adjustments prescribed by the Secretary of the Treasury or his delegate in accordance with regulations adopted by the Secretary for such purpose.

     12.4 Minimum Contributions

     If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:

     (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key

Employee an amount with respect to each Top-Heavy year which, when added to the amount of Matching Contributions, Special Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (I) 3% of such Participant's Section 415 Compensation (as defined in Section 3.11(a)(vii) of the Plan and modified by Section 401(a)(17) of the Code), or (II) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of Employer Contributions and forfeitures, as a percentage of the Key Employees' Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.4 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of Matching Contributions is highest In such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution.

     (b) Notwithstanding the foregoing, this Section shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy.

     (c) For purposes of this Article, prior to January 1, 1989 any amount contributed by the Employer pursuant to a Compensation Reduction Agreement shall be considered as a contribution made by the Employer. Commencing January 1, 1989, the following shall be considered as a contribution made by the Employer:

     (i)  Qualified Nonelective Contributions;

     (ii) Matching Contributions made by the Employer on behalf of Key Employees; and

     (iii) Basic Contributions made by the Employer on behalf of Key
Employees.

     (d) Subject to the provisions of subsection (b), all NonKey Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection
(a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Basic Contributions.

     12.5 Impact on Section 415 Maximum Benefits

     For any Plan Year in which the Plan is a Super Top-Heavy Plan, Section 3.11(a)(iv) and (v) shall be read by substituting the number 1.0 for the number 1.25 wherever it appears therein. For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this Section 12.5, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under Section 12.4(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.5 if the minimum contribution satisfies Section 12.4(a) when 4% is substituted for 3% in
Section 12.4(a)(i).

                                     ARTICLE XIII

                               Miscellaneous Provisions

13.1 No Right to Continued Employment

     Neither the establishment of the Plan, nor any provisions of the Plan, of the Agreement establishing the Trust or of any Separate Agreement nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

     13.2 Merger, Consolidation, or Transfer

     The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

     13.3 Nonalienation of Benefits

     Benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined in Section 414(p) of the Code.

     13.4 Missing Payee

     Any other provision in the Plan, Separate Agreement or Agreement to the contrary notwithstanding, if the Trustees and, if appropriate, any Separate Agency are unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

     13.5 Affiliated Employers

     All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

     13.6 Successor Employer

     In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

     13.7 Return of Employer Contributions

     Any other provision of the Plan, Separate Agreement or Agreement to the contrary notwithstanding, upon the Employer's request and with the consent of the Trustees and, if appropriate, any Separate Agency, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

     Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA.

     13.8 Construction of Language

     Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

     13.9 Headings

     The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

     13.10 Governing Law

     The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.

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